TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL LEASE

Table of Contents

ADDENDA & EXHIBITS *(check all that applyJ*

- [X] **Exhibit _A (Rent Schedule)__**
- [X] **Exhibit_P (Reserved Parking)__**
- [ ] Commercial Lease Addendum for Broker's Fee (TAR-2102)
- [x] **Commercial Lease Addendum for Expense Reimbursement (TAR-2103)**
- [] Commercial Lease Addendum for Extension Option (TAR-2104)
- Commercial Lease Addendum for Percentage Rent (TAR-2106)
- [x] **Commercial Lease Addendum for Parking (TAR-2107)**
- [x] **Commercial Landlord's Rules and Regulations (TAR-2108)**
- Commercial Lease Guaranty (TAR-2109)
- Commercial Lease Addendum for Right of First Refusal (TAR-2105)
- Commercial Lease Addendum for Optional Space (TAR-2110)
- [x] **Commercial Lease Addendum for Construction (TAR-2111)**
- Commercial Lease Addendum for Contingencies (TAR-2119)
- [x] Commercial Contract SPECIAL PROVISIONS Addendum (TAR-1940)
- [x] **Information About Brokerage Services (TAR-2501)**

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL LEASE

1. **PARTIES:** The parties to this lease are:

   Landlord: BLAUNERS PAESANOS PARKWAY LP ; and

   Tenant: PAYMENT DATA SYSTEMS, INC.

2. **LEASED PREMISES:**

   A. Landlord leases to Tenant the following described real property, known as the "leased premises," along with all its improvements *(Check only one box)*:

   Multiple-Tenant Property: Suite Number 300 containing approximately 10,535 square feet of rentable area in SHAVANO OAKS CENTER *(project name)* at 3611 PAESANOS PARKWAY *(address)* in SAN ANTONIO *(city)*, BEXAR *(county)*, Texas, which is legally described as follows: Lot 2025, Block 25, Shavano Park Unit 198, according to Plat recorded in Volume 9566, Page 105, Plat Records of Bexar County, Texas

   B. If Paragraph 2A(1) applies:
   (1) "Property" means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and
   (2) the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property.

3. **TERM:**

   A. Term: The term of this lease is 75 months, commencing on the later of: **(i) May1, 2018 or (ii) substantial completion of Landlord's Work as defined herein** (Commencement Date) and ending on the later of (i) July 31, 2024 or (ii) 75 months after the substantial completion of Landlord's Work as defined herein. (Expiration Date).

   B. Delay of Occupancy: If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially

complete or a prior tenant's holding over of the leased premises, Landlord will not be liable to Tenant for such delay, unless caused by Landlord's intentional conduct or gross negligence, and this lease will remain enforceable. In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.

C. Certificate of Occupancy: Unless the parties agree otherwise, Landlord is responsible for obtaining a certificate of occupancy and all other applicable permits for the leased premises if required by a governmental body.

4. **RENT AND EXPENSES:**

B. A Base Monthly Rent: On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit "A". Additional Rent: In addition to the base monthly rent, Tenant will pay Landlord all other amounts, as provided by the attached *(Check all that apply.)* :

[x] (1) Commercial Lease Addendum for Expense Reimbursement (TAR-2103)
[ ] (2)
[x] (3) Commercial Lease Addendum for Parking (TAR-2107)
[ ] (4)____________________

All amounts payable under the applicable addenda are deemed to be "rent" for the purposes of this lease.

C. First Full Month's Rent: The first full monthly rent is due on or before Lease Execution in the amount of $17,491.63. [6,000rsf*19.50/rsf)/12)+((6,000*10.85)/12)+((4,535*6.13)/12))=$17,491.63)

D. Prorated Rent: If the Commencement Date is on a day other than the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction: the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.

E. Place of Payment: Tenant will remit all amounts due to Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing:

Name: Butler Management Group LLC.
Address: 4211 Gardendale Suite A100,
San Antonio TX 78229

Method of Payment: Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds. This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant's failure to make timely payments with good funds.

F.

G. Late Charges: If Landlord does not actually receive a rent payment at the designated place of payment within 5 business days after the date it is due, Tenant will pay Landlord a late charge equal to 3% of the amount due. The late charge is a cost associated with the collection of rent and Landlord's acceptance of a late charge does not waive Landlord's right to exercise remedies under Paragraph 20. Notwithstanding the foregoing, Tenant shall not be deemed in default the first two times Tenant's rent or additional rent reserved herein under this Lease is late in any calendar year during the lease term; provided, that, such payment is made within ten (10) days following the date due (and provided that Tenant has reasonable written notice, whether written, verbal or otherwise, that such payment is overdue).

H. Returned Checks: Tenant will pay $ 35.00 for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.

5. **SECURITY DEPOSIT:**

A. Upon execution of this lease, Tenant will pay $ 26,644.77 to Landlord as a security deposit.

B. Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated.

C. Within 60 days after Tenant surrenders the leased premises and provides Landlord written notice of Tenant's forwarding address, Landlord will refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease.

6. **TAXES:** Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises.

7. **UTILITIES:**

A. The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. *(Check all that apply.)*

	N/A	Landlord	Tenant
(1) Water	[ ]	[X]	[ ]
(2) Sewer	[ ]	[X]	[ ]
(3) Electric	[ ]	[X]	[ ]
(4) Gas	[ ]	[x]	[ ]
(5) Telephone	[ ]	[ ]	[X]
(6) Internet/Fiberoptics	[ ]	[ ]	[X]
(7) Cable	[ ]	[ ]	[X]
(8) Trash/Janitorial	[ ]	[X]	[ ]
(9) ________	[ ]	[ ]	[ ]
(10) All other utilities	[ ]	[X]	[ ]

B. The party responsible for the charges under Paragraph 7A will pay the charges directly to the utility service provider. The responsible party may select the utility service provider except that if Tenant selects the provider, any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord's prior consent, which Landlord will not unreasonably withhold. If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay

and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount.

C. **Utilities: Landlord affirmatively represents to Tenant that all necessary utilities are available to the leased premises and are adequate for Tenant's intended use.**

D. After-Hours HVAC Charges: "HVAC services" means heating, ventilating, and air conditioning of the leased premises.

Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9C for no additional charge and will, at Tenant's request, provide HVAC services to the leased premises during other hours for an additional charge of $00.00 per hour. Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord's invoice. Hourly charges are charged on a half-hour basis. Any partial hour will be rounded up to the next half hour. Tenant will comply with Landlord's procedures to make a request to provide the additional HVAC services under this paragraph.

8. **INSURANCE:**

A. During all times this lease is in effect, Tenant must, at Tenant's expense, maintain in full force and effect from an insurer authorized to operate in Texas:
(1) public liability insurance naming Landlord as an additional insured with policy limits on an occurrence basis in a minimum amount of: *(check only (a) or (b) below)*
[ ] (a) $1,000,000; or
[X] (b) $2,000,000.
If neither box is checked the minimum amount will be $1,000,000.
(2) personal property damage insurance for the business operations being conducted in the leased premises and contents in the leased premises in an amount sufficient to replace such contents after a casualty loss; and

B. Before the Commencement Date, Tenant must provide Landlord with a copy of insurance certificates evidencing the required coverage. If the insurance coverage is renewed or changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the renewal or change, provide Landlord a copy of an insurance certificate evidencing the renewal or change.

C. If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may:
(1) purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or
(2) exercise Landlord's remedies under Paragraph 20.

D. Unless the parties agree otherwise, Landlord will maintain in full force and effect insurance for: (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property; and (2) any public liability insurance in an amount that Landlord determines reasonable and appropriate.

E. If there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant's use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately

after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8E will be equal to the actual amount of the increase in Landlord's insurance premium.

9. USE AND HOURS:

A. Tenant may use the leased premises for the following purpose and no other: general office use including sales, corporate operations and a data center. Landlord acknowledges that Tenant will be permitted to have a golf simulator for its use and its clients in the premises and such use is deemed in compliance with section 10A of this lease.

B. Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the industry in which Tenant represents it operates. Tenant will be permitted access to the premises on a 24 hours, seven days a week basis.

C. The Property maintains operating hours of *(specify hours, days of week, and if inclusive or exclusive of weekends and holidays)*: **Monday-Friday:** 8:00 a.m. to 6:00p.m.; Saturday: 8:00-12 Noon; exclusive of weekends and holidays

10. LEGAL COMPLIANCE:

A. Tenant may not use or permit any part of the leased premises or the Property to be used for:
(1) any activity which is a nuisance or is offensive, noisy, or dangerous;
(2) any activity that interferes with any other tenant's normal business operations or Landlord's management of the Property;
(3) any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners' association rules, tenants' association rules, Landlord's rules or regulations, or this lease;
(4) any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance;
(5) any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters;
(6) the permanent or temporary storage of any hazardous material; or
(7)

B. "Hazardous material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted. Tenant will be permitted to have on site normal cleaning supplies as part of its maintenance of the premises.

11. SIGNS:

A. Except as otherwise provided herein, Tenant may not post or paint any signs or place any decoration outside the leased premises or on the Property without Landlord's written consent. Landlord may remove any unauthorized sign or decorations, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign or decorations.

Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. With prior written notice to Tenant, Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property.

B. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense, to remove, without damage to the Property or leased premises but subject to reasonable wear and tear excepted, any or all signs or decorations that were placed on the Property or leased premises by or at the request of Tenant. Any signs or decorations that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

12. ACCESS BY LANDLORD:

A. During Tenant's normal business hours Landlord, with prior written notice provided at least 24 hours in advance, may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective purchasers. Landlord may access the leased premises after Tenant's normal business hours if: (1) entry is made with Tenant's permission and if required by Tenant, an escort designated by Tenant to tour with Landlord; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably interfere with Tenant's business operations when accessing the leased premises.

B. During the last 180 days of this lease, Landlord may place a "For Lease" or similarly worded sign on the leased premises and, with prior written notice provided at least 24 hours in advance, show the leased premises to prospective tenants.

13. MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease or in an addendum. Landlord and any agent have made no express or implied warranties as to the condition or permitted use of the leased premises or Property.

14. MOVE-OUT CONDITION AND FORFEITURE OF TENANT'S PERSONAL PROPERTY:

A. At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants.

B. If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant's expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord.

C. "Surrender" means vacating the leased premises and returning all keys and access devices to Landlord. "Normal wear and tear" means deterioration that occurs without negligence, carelessness, accident, or abuse.

D. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

15. MAINTENANCE AND REPAIRS:

A. Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. Landlord will provide, at its expense, janitorial services five days a week to the leased premises that are customary and ordinary for the property type.

B. Repairs of Conditions Caused by a Party: Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party's guests, patrons, invitees, contractors orpermitted subtenants.

C. Repair and Maintenance Responsibility: Except as otherwise provided by this Paragraph 15, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises (if any). The specified items must be maintained in clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. *(Check all that apply.)*

	N/A	Landlord	Tenant
(1) Foundation, exterior walls, roof, and other structural components		[X]	
(2) Glass and windows		[X]	
(3) Fire protection equipment		[X]	
(4) Fire sprinkler systems		[X]	
(5) Exterior & overhead doors, including closure devices, molding, locks, and hardware		[X]	
(6) Grounds maintenance, including landscaping and irrigation systems		[X]	
(7) Interior doors, including closure devices, frames, molding, locks, and hardware		[X]	
(8) Parking areas and walks		[X]	
(9) Plumbing systems, drainage systems and sump pumps		[X]	
(10) Electrical systems, mechanical systems		[X]	
(11) Ballast and lamp replacement		[X]	
(12) Heating, Ventilation and Air Conditioning (HVAC) systems		[X]	
(13) HVAC system replacement		[X]	
(14) Signs and lighting:			
(a) Pylon		[X]	
(b) Facia	[	[X]	
(c) Monument		[X]	
(d) Door/Suite		[ ]	
(e) Other: TENANT SHALL MAINTAIN ITS APPROVED BUILDING SIGNAGE		[ ]	
(15) Extermination and pest control, excluding wood-destroying insects.		[X]	
(16) Fences and Gates		[ ]	
(17) Storage yards and storage buildings		[ ]	
(18) Wood-destroying insect treatment and repairs		[X]	
(19)		[ ]	
(20)		[ ]	
(21)		[ ]	
(22) All other items and systems		[ ]	

D. Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

E. Common Areas: Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially impair Tenant's use and access to the leased premises. Tenant has the non-exclusive license to use the common areas in compliance with Landlord's rules and regulations. Tenant may not solicit any business in the common areas or interfere with any other person's right to use the common areas. Notwithstanding Tenant will be provided exclusive use and access to the 3rd floor common area for its use. This paragraph does not apply if Paragraph 2A(2) applies.

F. Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord's responsibility to repair. All requests for repairs to Landlord must be in writing.

G. Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Landlord fails to repair or maintain an item for which Landlord is responsible within 10 days after Tenant provides Landlord written notice of the needed repair or maintenance, Tenant may: (1) repair or maintain the item, without liability for any damage or loss to Landlord, and Landlord must immediately reimburse Tenant for the cost to repair or maintain; or (2) exercise Landlord's remedies under Paragraph 20. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord's remedies under Paragraph 20.

16. ALTERATIONS:

A. Tenant may not alter (including making any penetrations to the roof, exterior walls or foundation), improve, or add to the Property or the leased premises without Landlord's written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable non-structural alterations, modifications, or improvements to the leased premises.

B. Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord's consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord. Notwithstanding the above Tenant will be permitted to install its own security system with restricted access to the leased premises with some equipment stationed outside of the leased premises that is required to be in place as part of its business use.

C. If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order and in compliance with Paragraphs 16A and 17.

D. Except for the security system and generator, if installed by Tenant, any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord's property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing.

17. LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord's demand: (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

18. LIABILITY: To the extent permitted by law, Landlord is NOT responsible to Tenant or Tenant's employees, patrons, guests, or invitees for any damages, injuries, or losses to person or property caused by:

A. an act, omission, or neglect of: Tenant; Tenant's agent; Tenant's guest; Tenant's employees; Tenant's patrons; Tenant's invitees; or any other tenant on the Property;

B. fire, flood, water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses.

19. INDEMNITY: Each party will indemnify defend and hold the other party harmless from any property damage, personal injury, suits, actions, liabilities, damages, cost of repairs or service to the leased premises or Property, or any other loss caused, negligently or otherwise, by that party or that party's employees, patrons, guests, or invitees. Notwithstanding any provision of this agreement to the contrary, neither party shall be liable to the other party or any third party for any special, incidental, indirect, punitive or consequential costs, liabilities or damages, whether foreseeable or not, arising out of, or in connection with, such party's performance of its obligations under this agreement.

20. DEFAULT:

A. If Landlord fails to comply with this lease within 15 days after Tenant notifies Landlord of Landlord's failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord's non-compliance reasonably requires more than 15 days to cure, Landlord will not be in default if the cure is commenced within the 15-day period and is diligently pursued. Upon a Landlord Default, Tenant may (a) elect to pay such sum or (b) perform such covenant or condition or (c) offset against the next installment(s) of Base Rent and Additional Rent becoming due the amount of such payment due Tenant for the cost of performing such covenant or condition. Notwithstanding the preceding sentence, Tenant will have no right of self-help with respect to any portion of the Building not leased by Tenant (provided that during any period in which Tenant is leasing all of the rentable space in the Building such self-help rights will extend to the entire Building). Forbearance by Tenant to enforce any remedy upon any default by Landlord will not constitute a waiver of such default. The failure of Tenant to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease will not be construed as a waiver or a relinquishment thereof for the future. The remedies set forth in this Section are in addition to and not in limitation of any other rights and remedies of Tenant contained in this Lease, or at law or in equity.

B. If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 business days after it is due, Tenant will be in default. If Tenant fails to comply with this lease for any other reason within 15 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default. If, however, Tenant's non-compliance reasonably requires more than 15 days to cure, Tenant will not be in default if the cure is commenced within the 15-day period and is diligently pursued.

C. If Tenant is in default, Landlord may, with at least 15 business days prior written notice to Tenant: (i) terminate this lease, or (ii) terminate Tenant's right to occupy the leased premises without terminating this lease and may accelerate all rents which are payable during the remainder of this lease or any renewal period. Landlord will attempt to mitigate any damage or loss caused by Tenant's breach by using commercially reasonable means. If Tenant is in default, Tenant will be liable for:
(1) any lost rent;
(2) Landlord's cost of reletting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises;
(3) repairs to the leased premises for use beyond normal wear and tear;
(4) all Landlord's costs associated with eviction of Tenant, such as attorney's fees, court costs, and prejudgment interest;
(5) all Landlord's costs associated with collection of rent such as collection fees, late charges, and returned check charges;
(6) cost of removing any of Tenant's equipment or fixtures left on the leased premises or Property;
(7) cost to remove any trash, debris, personal property, hazardous materials, or environmental

contaminants left by Tenant or Tenant's employees, patrons, guests, or invitees in the leased premises or Property;

(8) cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property; and

(9) any other recovery to which Landlord may be entitled under this lease or under law.

(10) Notwithstanding the foregoing, the costs of reletting for purposes of this section shall be equitably prorated if and to the extent that the term of the replacement lease extends beyond the length of time remaining in the Term at the time of the Default, or if and to the extent the premises leased under the replacement lease includes additional rentable square footage in excess of the rentable square footage included in the premises.

21. ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY, AND LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to:
(a) interruption of utilities; (b) removal of Tenant's property; and
(c) "lock-out" of Tenant.

22. HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises within thirty (30) days of receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease.

Rent for any holdover period will be 150% of the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.

23. LANDLORD'S LIEN AND SECURITY INTEREST: Deleted

24. ASSIGNMENT AND SUBLETTING: Landlord may assign this lease to any subsequent owner of the Property. Tenant may not assign this lease or sublet any part of the leased premises without Landlord's written consent, which consent or rejection shall be provided to Tenant within 10 days after submission by Tenant to Landlord of the proposed terms and new sublease tenant for that portion of the leased premises to be subleased. Landlord's non-response by this 10-day period will an assumption that the proposed sublease has been approved by Landlord and Tenant may proceed with the sublease. An assignment of this lease or subletting of the leased premises without Landlord's written consent is voidable by Landlord. If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord. Notwithstanding anything to the contrary contained in this section, the following constitutes Permitted Transfers, which do not require any notice or consent of Landlord (i) a transfer of the Lease to an entity which is the parent of Tenant, subsidiary of Tenant, affiliate of Tenant, or shall directly or indirectly control, be controlled by, or be under common control with, Tenant; (ii) any subsequent sale of ownership interest or issuance of new ownership interests, directly or indirectly, in Tenant; and (iii) a transaction in which any entity succeeds to all or substantially all of the assets of Tenant whether by merger, consolidation, sale or otherwise provided such successor entity assumes in full the obligations of Tenant under this Lease; provided, however, that (A) Tenant shall remain liable for the performance of all covenants, duties and obligations under the Lease, irrespective of any such assignment, and (B) the use of the leased premises by the assignee shall conform with the uses permitted by this Lease. Tenant shall notify Landlord, in writing, of any such assignment or sublease within ninety (90) days after its occurrence and shall provide Landlord with all such reasonable information as Landlord may request reasonably regarding the identity and status of such assignee.

25. RELOCATION:

A. Deleted.

26. SUBORDINATION:

A. This lease and Tenant's leasehold interest are and will be subject, subordinate, and inferior to:
   (1) any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes;
   (2) all advances made under any such lien, encumbrance, or ground lease;
   (3) the interest payable on any such lien or encumbrance;
   (4) any and all renewals and extensions of any such lien, encumbrance, or ground lease;
   (5) any restrictive covenant affecting the leased premises or the Property; and
   (6) the rights of any owners' association affecting the leased premises or Property.

B. Tenant must, on demand, execute a subordination, attornment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant's rights under this lease are recognized by the lien-holder.

27. ESTOPPEL CERTIFICATES & FINANCIAL INFORMATION:

A. Within 10 business days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies the terms and conditions of this lease.

B. Within 30 days after receipt of a written request from Landlord, if Tenant is no longer a public company with readily available financial statements, Tenant will provide to Landlord Tenant's current financial information (balance sheet and income statement). Landlord may request the financial information no more frequently than once every 12 months.

28. CASUALTY LOSS:

A. Tenant must immediately notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant's notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

B. If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

C. If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may: (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease.

D. If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.

E. If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29. CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property.

30. ATTORNEY'S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney's fees, and all other costs of litigation from the nonprevailing party.

31. REPRESENTATIONS:

A. Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default.

B. Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the

health or safety of an ordinary person.

C. Each party and each signatory to this lease represents that: (1) it is not a person named as a Specially Designated National and Blocked Person as defined in Presidential Executive Order 13224; (2) it is not acting, directly or indirectly, for or on behalf of a Specially Designated and Blocked Person; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a Specially Designated and Blocked Person. Any party or any signatory to this lease who is a Specially Designated and Blocked person will indemnify and hold harmless any other person who relies on this representation and who suffers any claim, damage, loss, liability or expense as a result of this representation.

32. BROKERS:

A. The brokers to this lease are:

Principal Broker:	Cooperating Broker:
TRANSWESTERN	SITE SELECTION GROUP, LLC
Agent: RUSSELL NOLL & KELLY RALSTON	Agent: MICHAEL RARESHIDE
Address: 8200 IH 10 WEST, STE 800	Address: 8300 DOUGLAS AVE STE 700
SAN ANTONIO TX 78230	DALLAS TX 78225
Phone & Fax: (210)341-1344	Phone: (214)271-0610
E-mail: Russell.noll@transwestern.com /	E-mail: MRARESHIDES@SITESSELECTIONGROUP.COM
License No.: KELLY.RALSTON@TRANSWESTERN.COM	License No.:

Principal Broker: *(Check only one box)*
[X] represents Landlord only.

Cooperating Broker represents Tenant.

B. Fees:

[X] (1) Principal Broker's fee will be paid according to: *(Check only one box)*.
[X] (a) a separate written commission agreement between Principal Broker and:
[X] Landlord [ ] Tenant.
(b) the attached Commercial Lease Addendum for Broker's Fee (TAR-2102).

[Xi (2) Cooperating Broker's fee will be paid according to: *(Check only one box)*.
[X] (a) a separate written commission agreement between Cooperating Broker and:
Principal Broker [X] Landlord [ ] Tenant.
[ ] (b) the attached Commercial Lease Addendum for Broker's Fee (TAR-2102).

33. ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord's Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

34. NOTICES: All notices under this lease must be in writing and are effective when sent by mail, or sent by overnight delivery service to:

Landlord at: 733 YONKERS AVENUE, #107, YONKERS NY 10704-2659

and a copy to: (1) TRANSWESTERN
Address: 8200 IH10-WEST, SAN ANTONIOTX 78230
Phone: (210)341-1344 ______________

(2) MICHAEL BAUCUM
BAUCUM LAW FIRM PLLC
1100 NW LOOP 410 #260 SAN ANTONIO TX 78213
MICHAEL@BAUCUMLAWFIRM.COM

(3) MARK BUTLER
BUTLER MANAGMENT GROUP, LLC
4211 GARDENDALE ST., STE A100
SAN ANTONIO TX 78229

Tenant at the leased premises,

And a copy to: ______________________________

Address: ______________________________

Phone: ______________________________

[x] Tenant also consents to receive notices by e-mail at: ______________________________

35.

SPECIAL PROVISIONS:

FOR CLARIFICATION, THOSE ITEMS NOTED IN PARAGRAPH 15C WHEREIN THE LANDLORD AT ITS EXPENSE SHALL UNDERTAKE_ CERTAIN OBLIGATIONS,_THE_TENANT IS RESPONSIBLE FOR PAYING ITS PRO RATA SHARE OF ANY RECOVERABLE COSTS IN THAT SECTION (OTHER THAN WALLS, ROOFS, FOUNDATIONS) THAT WOULD BE INCLUDABLE AS OPERATING EXPENSES AS MORE FULLY DESCRIBED IN THE "COMMERCIAL LEASE ADDENDUM FOR EXPENSE REIMBURSEMENT".

36. AGREEMENT OF PARTIES:

A. Entire Agreement: This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

B. Binding Effect: This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

C. Joint and Several: All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.

D. Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

E. Severable Clauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

F. Waiver. Landlord's delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

G. Quiet Enjoyment: Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference.

H. Force Majeure: If Landlord's performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord's control, the time for Landlord's performance will be abated until after the delay.

I. Time: Time is of the essence. The parties require strict compliance with the times for performance.

Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance inspections. The parties should seek experts to render such services. READ THIS LEASE CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing.

Landlord: BLAUNERS PAESANOS PARKWAY LP

By: BLAUNERS TEXAS, LLC, ITS GENERAL PARTNER

By (signature): Samuel Blauner
Printed Name: SAMUEL BLAUNER
Title: MANAGING MEMBER Date: 2-9-18

Tenant: PAYMENT DATA SYSTEMS, INC.

By:

By (signature):
Printed Name:
Title: Date:

Date:

EXHIBIT "A" TO COMMERCIAL LEASE
RENT SCHEDULE

DATES	RSF	$'S/RSF	Annual Rent
5/1/2018 to 7/31/2018	Rent Abated	$0.00	$0.00
8/1/2018 to 7/31/2019	6,000	$19.50	$117,000.00
8/1/2019 to 7/31/2020	10,535	$20.00	$210,700.00
8/1/2020 to 7/31/2021	10,535	$20.50	$215,967.50
8/1/2021 to 7/31/2022	10,535	$21.00	$221,235.00
8/1/2022 to 7/31/2023	10,535	$21.50	$226,502.50
8/1/2023 to 7/31/2024	10,535	$22.00	$231,770.00

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL CONTRACT SPECIAL PROVISIONS ADDENDUM

ADDENDUM TO COMMERCIAL CONTRACT BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE PROPERTY AT:

3611 PAESANOS PARKWAY, SAN ANTONIO 78231

The following special provisions apply and will control in the event of a conflict with the other provisions of the contract:

INITIAL PREMISES:
The entire 3rd floor consists of 10,535 square feet of rentable area. Tenant will be allowed to finish out the entire space and use the entire premises upon lease commencement. Upon Lease commencement, Tenant will be responsible to pay rent and additional rent (after the 3 month rent abatement period) on 6,000 square feet of rentable area plus Tenant's pro rata share of Property Taxes only on the "Free Use Space" as calculated in Section E. Special Provisions of the Commercial Lease Addendum for Expense Reimbursement.

Tenant will commence paying Rent and Additional Rent on 10,535 square feet of rentable area on August 1, 2019.

SPACEPLAN: Tenant will be permitted up to two additional iterations of the plan using building's architect in order to finalize the layout at Landlord's cost.

SIGNAGE: Notwithstanding the provisions of Paragraph 11 of the Lease, Tenant may, at Tenant's cost, install non-exclusive exterior top of building signage at up to two locations including one facing Loop 1604 and one facing north or south, and building monument signage, subject to Landlord approval not to be unreasonably withheld. In addition, Tenant shall have suite signage at the entrance to their suite. INTERIOR SIGNAGE: Tenant may utilize the signage area of the Lobby where the Yantis signage is located. Landlord reserves the right to permit other tenants to install signage in the Lobby. Tenant's signage is subject to Landlord's approval as to materials and content, such approval not to be unreasonably withheld.

GENERATOR: Tenant will be permitted at Tenant's cost to install its generator with tank and conduit to the Premises in a location close to the Building, with Landlord's reasonable approval as to location.

ANTENNAS: Tenant will be permitted, at Tenant's cost including any conduit from the Premises to the roof, to install up to three (3) antennas/dishes or similar equipment ("Antennas") on the roof of the Building, subject to Landlord's reasonable approval, but subject to any "line of sight" as may be required by the Antennas. Tenant shall be responsible for all maintenance of the antennas and at the time Tenant vacates the Premises, they shall be responsible to remove the antennas and repair the roof to its original condition less normal wear and tear.

RENEWAL OPTION: Provided Tenant is not in default at the time of the exercise thereof, Landlord grants to Tenant one (1) successive five (5) year option to renew this Lease ("Renewal Term"), provided that Tenant shall provide written notice to Landlord of its election to extend the Lease Term. Tenant will give Landlord nine (9) months' prior written notice of its intent to renew for the Renewal Term. All of the terms and conditions of the Lease shall remain unchanged and in full force and effect upon Tenant's extension of the Lease Term except that during the Renewal

2Term, Landlord will agree to provide its good faith determination of Market Economics (including taking in consideration lease rate, tenant improvement allowances, lease structure, and any

market terms consistent with other landlords for similar buildings in the immediate submarket are offering) within fifteen (15) days of Tenant's notice. If Tenant does not agree with Landlord's determination by written notice to Landlord, the parties will agree to negotiate in good faith to determine Market Economics. In the event that Landlord and Tenant cannot finalize a Lease renewal agreement within one hundred twenty (120) days of the then lease expiration, Tenant's election to renew the Lease shall be null and void.

UTILITY INTERRUPTION: If all or a part of the Premises is untenantable because of an interruption in a utility service that prevents Landlord from providing any of the Standard Services for more than two (2) consecutive days, then from the third (3rd) consecutive day of interruption until the Standard Services are restored, Landlord shall abate Tenant's Base Rent and Additional Rent.

Seller: BLAUNERS PAESANOS PARKWAY, LP

By: BLAUNERS TEXAS, LLC, ITS GENERAL PARTNER

By (signature): Samuel Blauner
Printed Name: SAMUEL BLAUNER
Title: MANAGING MEMBER

Buyer: PAYMENT DATA SYSTEMS, INC.

By: Louis Hoch

By (signature): ____

Printed Name: ____
Title: president + CEO

(TAR-1940) 1-26-10

BLAUNERS

Date: ____

COMMERCIAL LEASE ADDENDUM FOR EXPENSE REIMBURSEMENT

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 3611 PAESANOS PARKWAY, SAN ANTONIO, TX 78231

In addition to rent stated in the lease, Tenant will pay Landlord the additional rent described in this addendum. Tenant will pay the additional rent each month at the time the base-monthly rent in the lease is due.

A. Definitions:

(1) *"Tenant's Pro Rata Share"* is **33.700**_%.

(2) *"CAM"* means all of Landlord's expenses reasonably incurred to maintain, repair, operate, manage, and secure the Property (for example, security, lighting, painting, cleaning, decorations, utilities, trash removal, pest control, promotional expenses, and other expenses reasonably related the Property's operations); CAM does not include capital expenditures, interest, depreciation, tenant improvements, insurance, taxes, or brokers' leasing fees Notwithstanding the foregoing, CAM does include the amortized costs incurred by Landlord in making capital improvements or other modifications to the Property to the extent such improvements or modifications reduce CAM overall. These costs will be amortized over the useful life of the improvement or modification on a straight-line basis; however, in no event will the charge for such amortization included in CAM exceed the actual reduction in CAM achieved by the improvements and modifications.

(3) *"Insurance"* means Landlord's costs to insure the leased premises and the Property including but not limited to insurance for casualty loss, general liability, and reasonable rent loss.

(4) *"Taxes"* means the real property ad valorem taxes assessed against the leased premises and Property inclusive of all general and special assessments and surcharges.

(5) *"Structural"* means all of Landlord's expenses reasonably incurred to maintain, repair, and replace the roof, foundation, exterior walls, load bearing walls and other structural components of the Property.

B. Method: The additional rent will be calculated under the following method:
Note: "CAM" does not include taxes and insurance costs.

Net: Each month Tenant will pay Tenant's pro rata share of the projected monthly operating expenses for the Property for: [X] taxes; [X] insurance; [X] CAM; The CAM, taxes and insurance that are part of Tenant's Pro Rate Share shall not include the following: Franchise, gift, transfer, gross receipts, inheritance/estate, or income taxes imposed on Landlord, except to the extent hereinbefore provided, or taxes related to a period payable or assessed outside of the Term of this Lease or the cost to Landlord for any work or service performed in any instance for any tenant (including Tenant) at the cost of such tenant or for the cost of improvements performed for tenants as Landlord's work. In addition, Operating Costs shall not include asset management fees; Landlord's general corporate overhead and general administrative expenses; Landlord's legal, risk management, corporate and/or partnership accounting and legal costs, mortgages, debt costs or other financing charges; health/sport

club dues; placement recruiting fees for employees assigned to the Building or not; employee training programs, real estate licenses and other industry certifications; costs of defending any lawsuits, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building/Project; bad debt loss, rent loss or any reserves thereof; costs incurred in connection with any disputes between Landlord and/or Landlord's management agent and their employees, tenants or occupants, and providers of goods and services to the Building/Project; any cost relating to the marketing, solicitation, negotiation and execution of leases of space, including, without limitations, promotional and advertising expenses, commissions, finders fees, accounting, legal and other professional fees and expenses related to the negotiation and preparation of any lease, license, sublease or other such document; costs of design, plans, permits, licenses, inspection, utilities, construction and clean up of tenant improvements to the Premises or the premises of other tenants; the amount of any allowances or credits paid to tenants for such design and construction of space in the Building/Project; wages, salaries, fees, fringe benefits, and any other form of compensation to any executive employee of Landlord and/or Landlord's managing agent above the grade of Property Manager; any costs related to any employee's time devoted to other efforts unrelated to the maintenance and operation of the Building/Project; any amount paid by Landlord or Landlord's managing agent to a subsidiary or affiliate of Landlord or Landlord's managing agent, or to any party as a result of a non-competitive selection process, for management or other services, or for supplies or other materials, to the extent such costs excess the cost that would have been paid had the services, supplies, or materials been provided by unaffiliated parties on a competitive basis and are consistent with those incurred by similar buildings in the same area as the Building is located; ground lease payments on any land in the Project; costs and expenses incurred in relocating tenants in and out of the Building, including without limitation lease takeover costs incurred by Landlord in connection with the entering into of leases and costs incurred by Landlord to relocate tenants in order to consummate a specific lease or to accommodate a specific tenant's request; any office rental and any parking charges for Landlord's management, engineering, maintenance, security, parking or other vendor personnel; costs related to the correction of Building defects; repair of damage to the Building/Project in connection with any type of casualty, event of damage, or destruction or condemnation; any cost in connection with upgrading the Building/Project to comply with insurance requirements, life safety codes, ordinances, statutes or other laws in effect prior to the Commencement Date, including, without limitation the Americans with Disabilities Act (or similar laws where the Building/Project is located), including penalties or damages incurred as a result of non-compliance; any cost or service sold or provided to other tenants in which Landlord is entitled to reimbursement by such tenants or by insurance or otherwise compensated; parking costs, but only to the extent that they exceed parking revenue; any fines, penalties, late charges, liquidated damages or interest charges; reserves of any kind; any costs, fees, subscriptions or similar expenses for political, charitable, industry association, as well as the cost of any newspaper, magazine, trade or other subscriptions, except the Building's annual membership in the local Building Owners and Managers Association ("BOMA").

C. Projected Monthly Operating Expenses: On or about December 31 of each calendar year, Landlord will project the applicable monthly operating expenses (those that Tenant is to pay under this addendum) for the following calendar year and will notify Tenant of the projected operating expenses. The projected operating expenses are based on Landlord's estimates of such expenses. The actual expenses may vary.

SB

Notice: The applicable projected expenses at the time which the above-referenced lease commences are shown in the table below. The total area of the Property presently used by Landlord for calculating expense reimbursements is 31,305 rentable square feet (which includes any add on factor for common areas).

Projected Expenses			
$Monthly Rate		Annual Rate	
$ 0.91	/ rsf / month	$10.85/ rsf	rsf / year

D. Reconciliation: Within one hundred twenty (120) days after the end of each calendar year, Landlord will notify Tenant of the actual costs of the applicable expenses (those that Tenant is to pay under this addendum) for the previous year. If the actual costs of the applicable expenses exceed the amounts paid or owed by Tenant for the previous year, Tenant must pay the deficient amount to Landlord within 30 days after Landlord notifies Tenant of the deficient amount. If the actual costs of the applicable expenses are less than the amounts paid by Tenant for the previous year, Landlord will refund the excess to Tenant or will credit the excess to Tenant's next rent payment. Tenant may audit or examine those items in Landlord's records that relate to Tenant's obligations under this addendum. Landlord will promptly refund to Tenant any overpayment revealed by an audit or examination. If the audit or examination reveals an error of more than 5% over the amounts Landlord collected in a calendar year from Tenant under this addendum, Landlord will pay the reasonable cost of the audit or examination. Landlord may not seek a deficiency from Tenant under this paragraph if Landlord fails to timely provide the required notice.

E. Special Provisions:

Tenant will pay its pro rata share of all estimated reimbursable expenses on a monthly basis on 6,000 square feet of rentable area of the leased premises for the first 12 months (after the 3 month abatement period)of the lease term plus an amount equal to Landlord's estimate of real property taxes on a per square foot of rentable area basis equal to an annual $6.13/rsf multiplied by 4,535 square feet of rentable area ("Free Use Space") divided by 12 months.

Tenant's Estimated Reimbursable Expenses for the first 12 months following the 3 month abatement period will be calculated as follows:

OpEx Recovery Property Taxes on Free Use Space

((6,000 rsf X $10.85/rsf)/12 months) + ((4,535 X $6.13)/12)) =$7,741.63

Signature Pages Follow:

SB

Landlord: BLAUNERS PAESANOS PARKWAY, L.P.

By: BLAUNERS TEXAS, LLC, ITS GENERAL PARTNER.

By (signature): Samuel Blauner

Printed Name: SAMUEL BLAUNER

Title: MANAGING MEMBER

By:

By (signature):

Printed Name:

Title:

Tenant: PAYMENT DATA SYSTEMS, INC.

By:

By (signature):

Printed Name: Louis Hoch

Title: President + COO

By:

By (signature):

Printed Name:

Title:

(TAR-2103) 1-26-10

BLAUNERS

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL LEASEHOLD CONSTRUCTION ADDENDUM

(Landlord to Complete Construction)

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT. .3611 PAESANOS.PARKWAY, SAN ANTONIO ,TX..78231

A. On or before .. ------.APRIL 30,2018.......... _, Landlord will substantially complete the improvements to the leased premises as described below.

Landlord will complete the following improvements:

Landlord shall build the Premises pursuant to a mutually agreeable space plan attached herein as Exhibit B, using building standard materials and for supplemental HVAC in the IT room and tenant's security face-recognition system, on a turn-key basis at Landlord's sole cost and expense, in an amount not to exceed $20.00 per rentable square foot (based on 10,535 square feet of rentable area).

In addition to this turn-key allowance, Tenant will be provided (i) up to $1.00 per rentable square foot in reasonable change orders or approved installations that may exceed the construction bids that determine the turn-key basis; and (ii) up to $2.00 per rentable square foot towards any actual relocation costs (based on 10,535 square feet of rentable area), which may include security system, wiring and cabling along with furniture installation.

Tenant shall deliver revisions to their drawings by no later than Feb 10 so drawings can be prepared to permit the job no later than Feb 25.

On or before ---------------------------- , Landlord will notify Tenant of the total cost to complete the improvements described in Paragraph A, including but not limited to costs of construction, permits, and plans. The total cost to complete the improvements may not exceed ____________ (maximum cost). Landlord will pay -------------- of the cost to complete the improvements and Tenant will pay the remainder.

B. All construction required by this addendum will be performed by trained and qualified persons in a good workman-like manner and will comply with applicable building codes, local ordinances, governmental regulations, and statutes (e.g., ADA, Architectural Barriers). Landlord will obtain any required certificate of occupancy.

C. Tenant may, at reasonable times during construction, inspect the construction of the improvements. Tenant may object to any deficiencies in the completion of the improvements by providing specific written notice to Landlord and Landlord will promptly cure the deficiencies. Upon completion of the improvements, Tenant will acknowledge in writing (e.g., TAR No. 2113) that the improvements have been completed and that Tenant accepts the leased premises for the purposes of the lease.

D. Special Provisions:
Landlord shall use good faith efforts to deliver possession of the Premises to Tenant with Landlord's Work "substantially complete" (as therein defined) by the April 30, 2018; PROVIDED, HOWEVER, if Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant by ninety (90) days after April 30, 2018, then subject to any Tenant Delay documented in writing by the Landlord at the time of the Tenant Delay, Tenant shall have the right to terminate this Lease by giving written notice to Landlord within ten (10) days after such failure. Landlord shall have thirty (30) days after receipt of such notice to cure such failure and, if Landlord has not cured the matter within such time period (subject to any Tenant Delay), this Lease shall terminate upon a second written notice from Tenant after such failure to cure. Tenant shall not be obligated to pay the Rent that Tenant is required to pay pursuant to this lease until such possession of the Premises has been delivered to Tenant by Landlord. In addition Tenant will be provided one (1) day's Rent abatement for each day of delay after the Estimated Delivery Date.

Landlord shall grant Tenant access to the Premises up to approximately two (2) weeks prior to the anticipated Commencement Date, solely for the purpose of installing Tenant's furniture, fixtures and equipment, computer and telephone cabling (the "Access Period"). Provided Tenant's access to the Premises is for the purposes herein stated and not for the conduct of its business in the Premises, such access shall not serve to accelerate the Commencement Date nor shall Tenant's failure to exercise its right of access for any reason whatsoever serve to delay the Commencement Date

Landlord: BLAUNERS PAESANOS PARKWAY,J..P

By: BLAUNERS TEXAS, LLC, ITS GENERAL PARTNER

By (signature): Samuel Blauner
Printed Name: SAMUEL BLAUNER
Title: MANAGING MEMBER

By:

By (signature):
Printed Name:
Title:

Tenant: PAYMENT DATA SYSTEMS, INC.

By:

By (signature):
Printed Name: Louis Hoch
Title: President & CEO

By:

By (signature):
Printed Name:
Title:

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL LEASE ADDENDUM FOR PARKING

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 3611 PAESANOS PARKWAY, SAN ANTONIO, TX 78231

A. Parking Type:

(1) Common Parking: Tenant and Tenant's employees may park no more than a _ratio of 4 vehicles_per 1,000 square feet of rentable area on the Property in the common parking areas located on the Property.

_ (2) Assigned Parking: Tenant's assigned parking areas are identified as follows:

[x] (a) Tenant will be provided a parking ratio of 4 spaces per 1,000 square feet (4/1,000 SF) of Leased
Premises and shall be at no additional cost to the Tenant for the lease term.

Within this ratio, Landlord shall provide Tenant with eleven (11) reserved parking spaces ("Reserved Spaces"). The monthly charge for each reserved parking space is $45.00, provided that Landlord will waive the fee associated with Tenant's Reserved Spaces during the initial 75 month term of the lease.

[x] (b) as shown on the attached Exhibit "P"

B. In addition to any other rent, Tenant will pay, on or before the first day of each month during the term of the above-referenced lease, $-0--as rent for the parking areas.

C. Tenant may not assign, sublet, or trade any parking space or parking area.

D. Tenant may not use any parking spaces or areas on the Property to store any vehicle, boats, trailers motor homes, storage containers, or any other personal property.

E. Tenant's guests, patrons, or invitees may park only in those areas designated by Landlord for Tenant's guests, patrons, or invitees.

F.

Landlord may, but is not obligated to, institute controlled-access systems to the parking areas, including but not limited to systems such as vehicle identification stickers, license numbers, or controlled-access devices..

G. If Tenant fails to timely pay the rent stated in Paragraph B, Landlord may: (i) exercise Landlord's remedies under the default provisions of the lease; or (ii) terminate Tenant's access to the restricted or assigned parking areas by providing Tenant with not less than 5 days written notice of Landlord's intent to terminate Tenant's access. If Landlord terminates Tenant's access to the parking areas under this paragraph, the parking areas will be deemed to be released by Tenant for all purposes and Landlord may assign or lease the parking areas to others.

H. Special Provisions:

Parking spaces that are Reserved Spaces selected by Tenant are set out on the attached Exhibit "P". Tenant will be permitted to select those spaces that will be Reserved Spaces in Tenant's name, including painting a "Reserved for Payment Data", installing signage or similar reserved designation for each space.

Landlord is not responsible for enforcement of assigned parking spaces by other tenants or visitors to the Building.

Landlord: BLAUNERS PAESANOS PARKWAY LP

By: BLAUNERS TEXAS, LLC, ITS GENERAL PARTNER

By (signature): Samuel Blauner

Printed Name: SAMUEL BLAUNER

Title MANAGING MEMBER

By: ____________

By (signature): ____________

Printed Name: ____________

Title: ____________

Tenant: PAYMENT DATA SYSTEMS, INC.

By: ____________

By (signature): [signature]

Printed Name: Louis Hoch

Title: President & CEO

By: ____________

By (signature): ____________

Printed Name: ____________

Title: ____________

Date:

BLAUNERS

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL LANDLORD'S RULES AND REGULATIONS

REGARDING THE COMMERCIAL LEASE CONCERNING THE LEASED PREMISES AT 3611 PAESANOS PARKWAY, SAN ANTONIO, TX 78231

NOTICE: These rules and regulations are adopted to maintain and enhance the safety and appearance of the Property. From time to time Landlord, at its discretion, may amend these rules and regulations for the purposes for which they were adopted. Under the above-referenced lease, Tenant agrees to comply with these rules and regulations as they may be amended. Exceptions or waivers must be authorized by Landlord in writing. "Property" means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks, and landscaped areas.

A Goods, merchandise, equipment, or any personal property may not be stored on the Property, except for inventory within the leased premises necessary for Tenant's normal business operations.

B. Food is not permitted on the Property, except as inventory for sale and for food for Tenant's personal consumption.

C. Vending machines are permitted within the leased premises.

D. The Property may not be used for lodging or sleeping quarters in any manner.

E. Unless authorized by law or the lease, no animals may be brought or kept on the Property.

F. No obstruction or interference that impedes use of the common areas, walks, drives, loading areas, parking areas, corridors, hallways, vestibules, and stairs is permitted on the Property.

G. Persons parking on the Property must comply with all posted signs and directions regulating the parking areas.

H. No flammable, toxic, noxious, or hazardous materials may be kept on the Property except for over-the-counter cleaning materials kept in enclosed storage closets or cabinets.

I. Tenants moving in or out of the Property must use only the service entrances and service elevators during the move. All moves must be made at times that do not cause inconvenience in the normal use of the Property.

J. Deliveries and shipping of goods and merchandise in or out of the Property must be made only through the service entrances, service elevators, loading docks, or other designated shipping and receiving areas. Shipments and deliveries must be made at times that do not cause inconvenience to tenants or patrons on the Property.

K. Leased premises must be kept clean and free of debris. Trash must be deposited into appropriate receptacles. Trash receptacles controlled by Tenant must not be allowed to overflow, attract rodents or vermin, or emit odors.

L. Repair requests must be submitted to Landlord in writing in compliance with the lease.

M. No modification to the Property and leased premises may be made unless authorized by Landlord, in writing, or permitted by the lease.

N. No illegal or offensive activity is permitted on the Property nor is any activity that constitutes a nuisance or interferes with the rights of other tenants.

0. Unless specifically authorized by Landlord, no solicitation or business operations are permitted in the common areas.

P. Other:

Information About Brokerage Services

Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.

TYPES OF REAL ESTATE LICENSE HOLDERS:

- **A BROKER** is responsible for all brokerage activities, including acts performed by sales agents sponsored by the broker.
- **A SALES AGENT** must be sponsored by a broker and works with clients on behalf of the broker.

A BROKER'S MINIMUM DUTIES REQUIRED BY LAW (A client is the person or party that the broker represents):

- Put the interests of the client above all others, including the broker's own interests;
- Inform the client of any material information about the property or transaction received by the broker;
- Answer the client's questions and present any offer to or counter-offer from the client; and
- Treat all parties to a real estate transaction honestly and fairly.

A LICENSE HOLDER CAN REPRESENT A PARTY IN A REAL ESTATE TRANSACTION:

AS AGENT FOR OWNER (SELLER/LANDLORD): The broker becomes the property owner's agent through an agreement with the owner, usually in a written listing to sell or property management agreement. An owner's agent must perform the broker's minimum duties above and must inform the owner of any material information about the property or transaction known by the agent, including information disclosed to the agent or subagent by the buyer or buyer's agent.

AS AGENT FOR BUYER/TENANT: The broker becomes the buyer/tenant's agent by agreeing to represent the buyer, usually through a written representation agreement. A buyer's agent must perform the broker's minimum duties above and must inform the buyer of any material information about the property or transaction known by the agent, including information disclosed to the agent by the seller or seller's agent.

AS AGENT FOR BOTH - INTERMEDIARY: To act as an intermediary between the parties the broker must first obtain the written agreement of each party to the transaction. The written agreement must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. A broker who acts as an intermediary:

- Must treat all parties to the transaction impartially and fairly;
- May, with the parties' written consent, appoint a different license holder associated with the broker to each party (owner and buyer) to communicate with, provide opinions and advice to, and carry out the instructions of each party to the transaction.
- Must not, unless specifically authorized in writing to do so by the party, disclose:
  - that the owner will accept a price less than the written asking price;
  - that the buyer/tenant will pay a price greater than the price submitted in a written offer; and
  - any coincidental information or any other information that a party specifically instructs the broker in writing not to disclose, unless required to do so by law.

AS SUBAGENT: A license holder acts as a subagent when aiding a buyer in a transaction without an agreement to represent the buyer. A subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first.

TO AVOID DISPUTES, ALL AGREEMENTS BETWEEN YOU AND A BROKER SHOULD BE IN WRITING AND CLEARLY ESTABLISH:

- The broker's duties and responsibilities to you, and your obligations under the representation agreement.
- Who will pay the broker for services provided to you, when payment will be made and how the payment will be calculated.

LICENSE HOLDER CONTACT INFORMATION: This notice is being provided for information purposes. It does not create an obligation for you to use the broker's services. Please acknowledge receipt of this notice below and retain a copy for your records.

Licensed Broker /Broker Firm Name or Primary Assumed Business Name	License No.	Email	Phone
Designated Broker of Firm	License No.	Email	Phone
Licensed Supervisor of Sales Agent/ Associate	License No.	Email	Phone
Sales Agent/Associate's Name	License No.	Email	Phone

Buyer/Tenant/Seller/Landlord Initials Date

Regulated by the Texas Real Estate Commission Information available at www.trec.texas.gov

IABS 1-0 Date

BLAUNTRS


Exhibit "P"
LOCATION MAP
SHAVANO PARK
SITE
PARKING TABULATION
111 REGULAR SPACES
1 COMPACT SPACES
3 ACCESSIBLE SPACES
115 TOTAL SPACES
CURVE DATA
X = FROST Reserved Spaces.
PDS = Payment Data Systems Reserved Spaces.
PAESANOS PKWY
(VARIABLE WIDTH PRIVATE STREET)
(LOT 1925, BLOCK 22) (VOL. 9565, PG. 61)
N74°51'25"E
34.74'
LOT 2025
BLOCK 25
(VOL. 9566, PG. 105)
2.000 ACRES
(87,118 SQUARE FEET)
THREE-STORY
BUILDING (11,468 SQ. FT.)
ADDRESS:
3611 PAESANO PARKWAY
LOT 2026
BLOCK 25
(VOL. 9566, PG. 105)
10' GAS EASEMENT (VOL. 9565, PG. 61)
10' WATER EASEMENT (VOL. 9565, PG. 61)
N03°58'20"W 233.03'
S03°58'20"E 259.58'
ASPHALT PAVEMENT
ASPHALT PAVEMENT
ASPHALT PAVEMENT
100' BLDG SETBACK (VOL. 9566, PG. 105)
12' WATER EASEMENT (VOL. 9565, PG. 61) (VOL. 9566, PG. 105)
28' ELEC., GAS, TEL., CA.T.V. & WATER ESMT (VOL. 9565, PG. 61) (VOL. 9566, PG. 105)
16'
12'
PDS
PDS
PDS
PDS
PDS
PDS
PDS
PDS
PDS
PDS
PDS
88


DEMOLITION
EXISTING CONSTRUCTION
NEW CONSTRUCTION
DEMISE CONSTRUCTION
BREAK 21 X 15
CONFERENCE 26 x 12'6
C.S. DEPARTMENT
C.S. 13'6 x 12
GROWTH 13'6 x 12'6
6X6
GOLF 30 X 13'6
STG 9'6 X 6
WORKRM 8'6 X 16'6
HUDDLE 22'6 x 11'6
EXEC OFFICE ~18'6 x 21
RECEPTION ~23 x 16'6
NEW FRAMELESS GLASS DOOR & SIDELIGHT
MOP
TRANS
IT/DATA 18'6 x 16
Door to move
SALES 13'6 x 9
SALES 13'6 x 9
I.T. 13'6 x 9
HUDDLE 13'6 x 14'6
6x8
I.T. DEPARTMENT
NEW COFFEE BAR
ACCT 7x8
RISK 7x8
RISK 7x8
6 X 7
6 X 7
ACCT
ACCT
EXEC OFFICE 17 x 21
BOARD ROOM 24 x 16
VP ~16 x 20
VP 13'6 x 15
VP ~15 x 17'6
RISK 10 X 15

3611 Paesanos Parkway Level 3

Shavano Park, Tx.

Payment Data Systems

SCALE: 1/16"=1'-0"

10,535 RSF

THE DAWLEY GROUP

SP1 PAE007 DEVCEMBER 6,2017